Supplement Dated April 1, 2021
To The Prospectus Dated April 27, 2020

JNL® Series Trust

Please note that the changes may impact your variable annuity product(s).

Effective March 24, 2021, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Invesco Diversified Dividend Fund, please delete the Portfolio Managers table in the entirety and replace with following:

Name:	Joined Fund Management Team In:	Title:
Meggan Walsh, CFA	September 2017	Senior Portfolio Manager, Invesco
Robert Botard, CFA	September 2017	Portfolio Manager, Invesco
Caroline Le Feuvre	June 2020	Portfolio Manager, Invesco
Chris McMeans, CFA	September 2017	Portfolio Manager, Invesco
Peter Santoro, CFA	March 2021	Senior Portfolio Manager (Lead Manager), Invesco
* Effective June 30, 2021, Ms. Walsh will be removed as a portfolio manager for the Fund.

Effective March 24, 2021, in the section entitled, “Additional Information About Each Fund,” under “The Sub-Advisers and Portfolio Management,” for the JNL/Invesco Diversified Dividend Fund, please delete the third paragraph the entirety and replace with following:

Meggan Walsh, CFA, Senior Portfolio Manager, who has been responsible for the Fund since September 2017 and has been associated with Invesco and/or its affiliates since 1991. Ms. Walsh joined Invesco in 1991 as a trader of short-term taxable fixed income securities and was promoted to vice president and portfolio manager in the long-term fixed income area in 1992. In 1998, Ms. Walsh assumed portfolio management duties in Invesco’s equity department. She earned a promotion to senior portfolio manager in 2000.  Ms. Walsh earned a BS degree in finance from the University of Maryland and an MBA from Loyola University Maryland. She is a CFA charterholder and a member of the Invesco Women's Network management committee. Effective June 30, 2021, Ms. Walsh will no longer be a portfolio manager of the Fund.

Effective March 24, 2021, in the section entitled, “Additional Information About Each Fund,” under “The Sub-Advisers and Portfolio Management,” for the JNL/Invesco Diversified Dividend Fund, please add the following after the fifth paragraph:

Peter Santoro, CFA, Senior Portfolio Manager, who has been responsible for the Fund since March 2021 and has been associated with Invesco and/or its affiliates since 2021.  Before joining Invesco, Mr. Santoro was a senior portfolio manager at Columbia Threadneedle Investments on multiple equity strategies. He joined one of the Columbia Threadneedle Investments legacy firms in 2003. Prior to that, Mr. Santoro served as an equity analyst for Rockefeller & Company, concentrating on the global consumer sector. Mr. Santoro has been in the industry since 1996. Mr. Santoro earned a BA degree in history from Amherst College and graduated cum laude. He is a CFA charterholder.

This Supplement is dated April 1, 2021.

Supplement Dated April 1, 2021
To The Statement of Additional Information
Dated April 27, 2020

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective March 15, 2021, on page 146, in the section entitled, “Trustees and Officers of the Trust,” under “Committees of the Board of Trustees,” please delete the second paragraph in the entirety and replace with the following:

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept Trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Michelle Engler, P.O. Box 30902, Lansing, Michigan 48909-8402. Mses. Engler, Carnahan, and Woodworth and Mr. Bouchard are members of the Governance Committee.  Ms. Engler serves as Chair of the Governance Committee.  Mr. Wood is an ex officio member of the Governance Committee.  The Governance Committee had three meetings in the last fiscal year.

Effective March 15, 2021, on page 149, in the section entitled, “Trustees and Officers of the Trust,” under “Selection of Trustee Nominees,” please delete the first sentence of the third paragraph in the entirety and replace with the following:

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Michelle Engler, P.O. Box 30902, Lansing, Michigan 48909-8402.

Effective March 24, 2021, on page 234, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Invesco Advisers, Inc. under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the tables in the entirety and replace with the following, which reflects information as of March 24, 2021:

JNL/Invesco Diversified Dividend Fund
				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Meggan Walsh, CFA*	Other Registered Investment Companies	4	$5.19 billion	0	$0
	Other Pooled Vehicles	2	$247.8 million	0	$0
	Other Accounts[1]	1,241	$273.7 million	0	$0

Robert Botard, CFA	Other Registered Investment Companies	4	$5.19 billion	0	$0
	Other Pooled Vehicles	1	$247.8 million	0	$0
	Other Accounts[1]	1,241	$273.7 million	0	$0

Caroline Le Feuvre	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts[1]	0	$0	0	$0

Chris McMeans, CFA	Other Registered Investment Companies	4	$5.19 billion	0	$0
	Other Pooled Vehicles	1	$247.8 million	0	$0
	Other Accounts[1]	1,241	$273.7 million	0	$0

Peter Santoro, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
* Effective June 30, 2021, Meggan Walsh will no longer be a portfolio manager for the Fund.

1   These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds.  These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Effective March 24, 2021, on page 237, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Invesco Advisers, Inc., under “Security Ownership of Portfolio Managers for the JNL/Invesco Diversified Dividend Fund as of March 24, 2021,” please delete the tables in the entirety and replace with the following:

Security Ownership of Portfolio Managers for the JNL/Invesco Diversified Dividend Fund as of March 24, 2021
Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Meggan Walsh, CFA*	X
Robert Botard, CFA	X
Caroline Le Feuvre	X
Chris McMeans, CFA	X
Peter Santoro, CFA	X
* Effective June 30, 2021, Meggan Walsh will no longer be a portfolio manager for the Fund.

This Supplement is dated April 1, 2021.